UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PIONEER EXPLORATION INC.
(Exact name of registrant as specified in its charter)

Nevada	98-0491551
(State of incorporation or organization)	(I.R.S. Employer Identification No.)
750 West Pender Street, Suite 202, Vancouver, British Columbia, Canada	V6C 2T7
(Address of principal executive offices)	(Zip Code)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class To be so registered	Name of each exchange on which each class is to be registered

Not applicable	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [ x ]

Securities Act registration statement file number to which this form relates: Form SB-2; File No. 333-135743.

Securities to be registered pursuant to Section 12(g) of the Act:

common stock - $0.001 par value
(Title of Class)

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

The description of securities contained in Pioneer’s Registration Statement on Form SB-2, filed with the Securities and Exchange Commission (File No. 333-135743) is incorporated by reference into this registration statement.

Item 2. Exhibits.

The following Exhibits are incorporated herein by reference from Pioneer’s Form SB-2 Registration Statement filed with the Securities and Exchange Commission (SEC file #333-135743) on July 13, 2006.  Such exhibits are incorporated herein by reference pursuant to Rule 12b-32:

(a)           Index to and Description of Exhibits.

Exhibit	Description
3.1	Articles of Incorporation, filed as an exhibit to Pioneer’s registration statement on Form SB-2 filed on July 13, 2006, and incorporated herein by reference.
3.2	By-Laws, filed as an exhibit to Pioneer’s registration statement on Form SB-2 filed on July 13, 2006, and incorporated herein by reference.
10.1	Property Purchase Agreement dated August 25, 2005, filed as an exhibit to Pioneer’s registration statement on Form SB-2 filed on July 13, 2006, and incorporated herein by reference.
10.2	Declaration of Trust, filed as an exhibit to Pioneer’s registration statement on Form SB-2 filed on July 13, 2006, and incorporated herein by reference.
10.3	Geological Report on the Pipe Claims, filed as an exhibit to Pioneer’s registration statement on Form SB-2 filed on July 13, 2006, and incorporated herein by reference

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, Pioneer Exploration Inc. has duly caused this registration statement to be signed on its behalf by the undersigned duly authorized person.

PIONEER EXPLORATION INC.

By:            /s/ Warren Robb
Name:            Warren Robb
Title:              Director, President and CEO
Dated:           September 9, 2009

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